UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                   FORM 8K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                 May 9, 1997
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                Date of Report (Date of earliest event reported)


                         NEW PARADIGM SOFTWARE CORP.
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            (Exact name of registrant as specified in its charter)


      New York                        0-26336         13-3725764
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(State or other jurisdiction        (Commission      (IRS Employer
    of incorporation)               File Number)    Identification No.)


    733 Third Avenue, New York, New York                    10017
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   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     (212)-557-0933
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                    PAGE 1 OF 3 SEQUENTIALLY NUMBERED PAGES
                EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3

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INFORMATION TO BE INCLUDED IN THE REPORT


Item 5          Resignations of Registrant's Directors
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Registrant's press release dated May 13, 1997 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 7          financial Statements and Exhibits
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     (c)        Exhibits

                10.21 Asset purchase agreement between the Registrant and VIE Systems, Inc.

                20 Press release of Registrant dated May 13, 1997

SIGNATURE
---------------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NEW PARADIGM SOFTWARE CORP.
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                                                (Registrant)


                                          By  /s/  Matthew Fludgate
                                  ---------------------------------------
                                              Matthew Fludgate
                                              Business Manager
                                              and Secretary
Date:   May 23, 1997

EXHIBIT INDEX


                                                  Sequentially
Exhibit                                           Numbered Page
---------                                       --------------------

10.21       Asset purchase agreement between
            the Registrant and VIE Systems, Inc.        5

20          Press release of Registrant dated
            May 13, 1997                                4



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